UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 2, 2017

Almost Never Films Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53049	26-1665960
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13636 Ventura Blvd., #475

Sherman Oaks, CA 91423

(Address of principal executive offices)

(213) 296-3005

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2017, Derek Williams presented the Board of Directors of Almost Never Films, Inc., Inc. (the “Company”) with his resignation as Chief Operating Officer and a member of the Board of Directors of the Company. Mr. William’s decision to resign was not due to any disagreement with the Company. On August 2, 2017, the Board of Directors of the Company accepted Mr. Williams’s resignation. Accordingly, Derek Williams ceased to be the Company’s Chief Operating Officer and a director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Resignation of officer and director

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 3, 2017

Almost Never Films Inc.

By:	/s/ Danny Chan
Danny Chan
Title:	CEO

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